Exhibit 99.1

USG Corporation Reports 2014 First Quarter Results

CHICAGO--(BUSINESS WIRE)--April 24, 2014--USG Corporation (NYSE:USG):

First Quarter 2014 vs. First Quarter 2013

Consolidated Business Highlights

  Sales increased 4 percent to $850 million
  Operating profit of $66 million compared to $49 million
  Adjusted operating profit of $69 million, including income from USG Boral Building Products of $3 million, compared to $51 million
  GAAP net income of $45 million compared to $2 million
  Adjusted net income of $19 million compared to $1 million

Business Unit Highlights

  U.S. Gypsum wallboard shipments totaled 1.15 BSF vs. 1.11 BSF
  U.S. Gypsum average wallboard price of $166.66 per thousand square feet vs. $153.07
  Worldwide Ceilings operating profit of $14 million compared to $27 million
  L&W Supply operating profit of $1 million compared to operating loss of $2 million
  USG Boral Building Products sales of $89 million and operating profit of $10 million

USG Corporation (NYSE:USG), a leading building products company, today reported its strongest first quarter results since 2007. First quarter 2014 net sales of $850 million are up 4 percent from first quarter 2013 net sales of $814 million. USG’s first quarter 2014 operating profit was $66 million compared to $49 million of operating profit in the first quarter of 2013. First quarter 2014 net income was $45 million or $0.32 per diluted share, or $0.33 per basic share. This result compares to net income of $2 million or $0.02 per diluted share, or $0.02 per basic share, in the first quarter of 2013.

“Despite the harsh winter conditions across most of the United States during the first quarter, we delivered positive operating results and net income,” said James S. Metcalf, Chairman, President, and CEO. “We also made significant progress with our Plan to Win by finalizing our joint venture with Boral and calling the remaining $75 million in 10% convertible notes.”

The corporation’s adjusted operating profit was $69 million in the first quarter of 2014, which includes equity method investment income of $3 million from USG Boral Building Products, compared to an adjusted operating profit of $51 million in the first quarter of 2013. Adjusted net income was $19 million in the first quarter of 2014 compared to an adjusted net income of $1 million in the first quarter of 2013. Adjusted net income in the first quarter of 2014 excluded, among other items, a $27 million gain on the deconsolidation of our contributed subsidiaries and consolidated joint ventures to the USG Boral Building Products joint venture. The adjusted net income in the first quarter of 2013 excluded $2 million of restructuring charges and an income tax benefit of $3 million related to the reduction in valuation allowance for deferred tax assets. First quarter 2014 adjusted earnings per basic share was $0.14 compared to adjusted earnings per basic share of $0.01 during the first quarter of 2013. A full reconciliation of adjusted operating profit to operating profit, adjusted net income to net income, and adjusted earnings per basic share to earnings per basic share is set forth on a schedule attached hereto.

“We are confident that the recovery in our end-markets remains intact and our business is well positioned for growth as opportunity improves,” Mr. Metcalf said. “We believe that most of the volume lost in the first quarter due to the weather will be realized over the balance of the year.”

A conference call is being held today at 10:00 A.M. Central Time during which USG senior management will discuss the corporation’s operating results. The conference call will be webcast on the USG website, www.usg.com, in the Investor Relations section. The dial-in number for the conference call is 1-888-771-4371 (1-847-585-4405 for international callers), and the pass code is 36926480. After the live webcast, a replay of the webcast will be available on the USG website. In addition, a telephonic replay of the call will be available until Thursday, May 8, 2014. The replay dial-in number is 1-888-843-7419 (1-630-652-3042 for international callers), and the pass code is 36926480.

USG Corporation

USG Corporation is a manufacturer and distributor of innovative, high-performance building systems through its United States Gypsum Company, USG Interiors, LLC and L&W Supply Corporation subsidiaries and its USG Boral Building Products joint venture. Headquartered in Chicago, USG's worldwide operations serve the commercial, residential, and repair and remodel construction markets, enabling our customers to build the outstanding spaces where people live, work and play. USG wall, ceiling, exterior sheathing, flooring underlayment and roofing systems provide leading-edge building solutions, while L&W Supply branch locations efficiently stock and deliver building materials throughout the United States. USG Boral Building Products is a leading plasterboard & ceilings joint venture across Asia, Australasia, and the Middle East. USG and its subsidiaries are proud sponsors of the U.S. Olympic and Paralympic teams and the Canadian Olympic team. For additional information, visit www.usg.com

Non-GAAP Financial Measures

In this press release, the corporation’s financial results are provided both in accordance with accounting principles generally accepted in the United States of America (GAAP) and using certain non-GAAP financial measures. In particular, the corporation presents the non-GAAP financial measures adjusted operating profit, adjusted net income and adjusted earnings per share, which exclude certain items. In addition, adjusted operating profit includes the corporation’s equity method income from its USG Boral Building Products joint venture. The non-GAAP financial measures are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help investors’ ability to analyze underlying trends in the corporation’s business, evaluate its performance relative to other companies in its industry and provide useful information to both management and investors by excluding certain items that may not be indicative of the corporation’s core operating results. Adjusted operating profit includes the equity method income from the USG Boral Building Products joint venture because management views the joint venture as an important business unit, even though the corporation’s share of the joint venture is 50%. In addition, the corporation uses adjusted operating profit and adjusted net income as components in the measurement of incentive compensation. The non-GAAP measures should not be considered a substitute for or superior to GAAP results and may vary from others in the industry. For further information related to the corporation’s use of non-GAAP financial measures, see the schedules attached hereto.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 related to management’s expectations about future conditions. Actual business, market or other conditions may differ materially from management’s expectations and, accordingly, may affect our sales and profitability or other results and liquidity. Actual results may differ materially due to various other factors, including: economic conditions, such as the levels of new home and other construction activity, employment levels, the availability of mortgage, construction and other financing, mortgage and other interest rates, housing affordability and supply, the levels of foreclosures and home resales, currency exchange rates and consumer confidence; capital markets conditions and the availability of borrowings under our credit agreement or other financings; our substantial indebtedness and our ability to incur substantial additional indebtedness; competitive conditions, such as price, service and product competition; shortages in raw materials; changes in raw material and energy costs; volatility in the assumptions used to determine the funded status of our pension plans; the loss of one or more major customers and our customers’ ability to meet their financial obligations to us; capacity utilization rates for us and the industry; our ability to expand into new geographic markets and the stability of such markets; our ability to successfully operate the joint venture with Boral Limited, including risks that our joint venture partner, Boral Limited, may not fulfill its obligations as an investor or may take actions that are inconsistent with our objectives; our ability to protect our intellectual property and other proprietary rights; changes in laws or regulations, including environmental and safety regulations; the satisfactory performance of certain business functions by third party service providers; our ability to achieve anticipated savings from cost reduction programs; the outcome in contested litigation matters; the effects of acts of terrorism or war upon domestic and international economies and financial markets; and acts of God. We assume no obligation to update any forward-looking information contained in this press release. Additional information concerning these and other factors may be found in our filings with the Securities and Exchange Commission, including the “Risk Factors” in our most recent Annual Report on Form 10-K.

USG CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(dollars in millions except share and per share data)
(Unaudited)

	Three months ended March 31,
	2014	2013
Net sales	$850	$814
Cost of products sold	707	690
Gross profit	143	124

Selling and administrative expenses	77	73
Restructuring charges	—	2
Operating profit	66	49

Income from equity method investments	(3)	—
Interest expense	47	50
Interest income	(1)	(1)

Gain on deconsolidation of subsidiaries and consolidated joint ventures	(27)	—
Other expense, net	—	1
Income (loss) before income taxes	50	(1)

Income tax expense (benefit)	5	(3)

Net income	$45	$2

Earnings per common share
Basic	$0.33	$0.02

Diluted	$0.32	$0.02

Average common shares	137,765,694	108,390,706
Average diluted common shares	146,920,819	111,332,621

USG CORPORATION
CONSOLIDATED BALANCE SHEETS
(dollars in millions)
(Unaudited)

	March 31,	December 31,
	2014	2013
Assets
Cash and cash equivalents	$159	$810
Short-term marketable securities	87	82
Restricted cash	5	5
Receivables (net of reserves - $11 and $12)	419	369
Inventories	332	332
Income taxes receivable	3	3
Deferred income taxes	52	52
Other current assets	52	47
Total current assets	1,109	1,700
Long-term marketable securities	51	60
Property, plant and equipment (net of accumulated
depreciation and depletion - $1,863 and $1,840)	1,998	2,103
Deferred income taxes	17	17
Equity method investments	739	73
Other assets	156	168
Total assets	$4,070	$4,121

Liabilities and Stockholders' Equity
Accounts payable	$249	$284
Accrued expenses	191	216
Current portion of long-term debt	63	63
Deferred income taxes	1	—
Income taxes payable	3	5
Total current liabilities	507	568
Long-term debt	2,226	2,238
Long-term debt - related party	54	54
Deferred income taxes	66	66
Pension and other postretirement benefits	279	277
Other liabilities	259	256
Total liabilities	3,391	3,459
Preferred stock	—	—
Common stock	14	14
Treasury stock	(3)	—
Additional paid-in capital	2,924	2,920
Accumulated other comprehensive income	18	24
Retained earnings (accumulated deficit)	(2,275)	(2,320)
Stockholders' equity of parent	678	638
Noncontrolling interest	1	24

Total stockholders' equity including noncontrolling interest	679	662
Total liabilities and stockholders' equity	$4,070	$4,121

Other Information:
Total cash and cash equivalents and marketable securities	$297	$952
Borrowing availability under existing credit facilities	321	314
Total Liquidity	$618	$1,266

USG CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(dollars in millions)
(Unaudited)

	Three months ended March 31,
	2014	2013
Operating Activities
Net income	$45	$2

Adjustments to reconcile net income to net cash:
Depreciation, depletion and amortization	38	38
Share-based compensation expense	5	4
Deferred income taxes	1	(2)
Income from equity method investments	(3)	—

Gain on deconsolidation of subsidiaries and consolidated joint ventures	(27)	—
(Increase) decrease in working capital, net of deconsolidation of subsidiaries and consolidated joint ventures:
Receivables	(56)	(68)
Income taxes receivable	—	(1)
Inventories	(12)	(11)
Other current assets	(2)	1
Payables	(20)	(37)
Accrued expenses	(20)	(29)
Decrease (increase) in other assets	1	(1)
Decrease in pension and other postretirement benefits	(3)	—
Decrease in other liabilities	(9)	(1)
Other, net	(2)	5
Net cash used for operating activities	(64)	(100)

Investing Activities
Purchases of marketable securities	(49)	(51)
Sales or maturities of marketable securities	53	50
Capital expenditures	(34)	(25)
Acquisition of mining rights	—	(17)

Investment in joint venture, including $23 million of cash of contributed subsidiaries	(557)	—
Insurance proceeds	2	—
Net cash used for investing activities	(585)	(43)

Financing Activities
Issuance of debt	3	—
Repayment of debt	(1)	(1)
Loan from venture partner	—	2
Issuance of common stock	2	1

Repurchases of common stock to satisfy employee tax withholding obligations	(5)	(9)
Net cash used for financing activities	(1)	(7)

		(Continued)

USG CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)
(dollars in millions)
(Unaudited)

	Three months ended March 31,
	2014	2013

Effect of exchange rate changes on cash	(1)	(1)

Net decrease in cash and cash equivalents	(651)	(151)
Cash and cash equivalents at beginning of period	810	546
Cash and cash equivalents at end of period	$159	$395

Supplemental Cash Flow Disclosures:
Interest paid, net of capitalized interest	$41	$42
Income taxes paid, net	6	2

Noncash Investing Activities:
Amount in accounts payable for capital expenditures	6	1

Contribution of wholly-owned subsidiaries and joint venture investments as consideration for investment in USG Boral Building Products	121

USG CORPORATION
CORE BUSINESS RESULTS
(dollars in millions)
(Unaudited)

	Three months ended March 31,
	2014	2013
Net Sales:
North American Gypsum:
United States Gypsum Company	$431	$402
CGC Inc. (gypsum)	76	78
USG Mexico, S.A. de C.V.	42	43
Other subsidiaries (1)	21	14
Eliminations	(26)	(28)
Total	544	509

Worldwide Ceilings:
USG Interiors, Inc.	107	115
USG International	29	34
CGC Inc. (ceilings)	13	16
Eliminations	(11)	(12)
Total	138	153

Building Products Distribution:
L&W Supply Corporation	300	281

Eliminations	(132)	(129)
Total USG Corporation	$850	$814

Operating Profit (Loss):
North American Gypsum:
United States Gypsum Company	$48	$44
CGC Inc. (gypsum)	3	1
USG Mexico, S.A. de C.V.	4	5
Other subsidiaries (1)	10	(4)
Eliminations	—	—
Total	65	46

Worldwide Ceilings:
USG Interiors, Inc.	11	23
USG International	1	1
CGC Inc. (ceilings)	2	3
Total	14	27

Building Products Distribution:
L&W Supply Corporation	1	(2)

Corporate	(20)	(18)
Eliminations	6	(4)
Total USG Corporation	$66	$49

(1) Includes our mining operation in Little Narrows, Nova Scotia, Canada, and our shipping company.

USG CORPORATION
RECONCILIATION of NON-GAAP MEASURES TO GAAP MEASURES
(dollars in millions, except share and per share data)
(Unaudited)

	Three months ended March 31,
	2014	2013

Operating profit - GAAP measure	$66	$49
Adjustments:
Restructuring charges	—	2
Income from equity method investments	3	—
Adjusted operating profit - Non-GAAP measure	$69	$51

Net income - GAAP measure	$45	$2
Adjustments:
Restructuring charges	—	2

Withholding tax on property contributed to USG Boral joint venture	1	—

Gain on deconsolidation of subsidiaries and consolidated joint ventures	(27)	—
Reduction in valuation allowance for deferred tax assets	—	(3)
Adjusted net income - Non-GAAP measure	$19	$1

Earnings per average common share - GAAP measure	$0.33	$0.02
Adjustments per average common share:
Restructuring charges	—	0.02

Withholding tax on property contributed to USG Boral joint venture	0.01	—

Gain on deconsolidation of subsidiaries and consolidated joint ventures	(0.20)	—
Reduction in valuation allowance for deferred tax assets	—	(0.03)

Adjusted earnings per average common share - Non-GAAP measure	$0.14	$0.01

Average common shares	137,765,694	108,390,706

UNITED STATES GYPSUM COMPANY
WALLBOARD REALIZED SELLING PRICES AND SHIPMENTS

	1st Quarter		2nd Quarter		3rd Quarter		4th Quarter		Full Year
Year	Price	Volume	Price	Volume	Price	Volume	Price	Volume	Price	Volume

2014
Total
	$166.66	1.15
Domestic
	$174.34

2013
Total
	$153.07	1.11	$153.77	1.29	$154.04	1.37	$155.09	1.38	$154.04	5.14
Domestic
	$158.38		$159.50		$159.72		$161.70		$159.91

Wallboard price reflects amount per one thousand square feet.
Volume expressed in billions of square feet.
Domestic price excludes wallboard sales to our foreign subsidiaries.

CONTACT:
USG Corporation
Media
Robert Williams
(312) 436-4356
rewilliams@usg.com
or
Investors
Matthew Ackley
(312) 436-6263
investorrelations@usg.com